UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  08/01/2007

Sun Microsystems, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-15086

Delaware	94-2805249
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

4150 Network Circle
Santa Clara, California 95054-1778
(Address of principal executive offices, including zip code)

(650) 960-1300
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On August 1, 2007, Naomi Seligman resigned as a director of Sun Microsystems, Inc. effective immediately.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sun Microsystems, Inc.

Date: August 02, 2007	By:	/s/ Craig D. Norris
Craig D. Norris
Vice President, Corporate Law, and Assistant Secretary